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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2005

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

                DELAWARE              000-50677           23-2269490
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     (State or other jurisdiction    (Commission       (I.R.S. Employer
          of incorporation)          File Number)     Identification No.)

    3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                       Pennsylvania                           19006
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          (Address of principal executive offices)          (Zip Code)

Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 17, 2005, Immunicon Corporation ("Immunicon") issued a press release announcing Immunicon's financial results for its fourth fiscal quarter and fiscal year ended December 31, 2004.

        A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  EXHIBITS

      (c)  Exhibits.

              99.1 - Press release dated February 17, 2005

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMMUNICON CORPORATION


Date:   February 17, 2005                  By:     /s/ EDWARD L. ERICKSON
                                                   -----------------------------
                                           Name:   Edward L. Erickson
                                           Title:  Chairman of the Board,
                                                   President and
                                                   Chief Executive Officer

                                           By:     /s/ JAMES G. MURPHY
                                                   -----------------------------
                                           Name:   James G. Murphy
                                           Title:  Senior Vice President,
                                                   Finance and Administration
                                                   and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated February 17, 2005.